Exhibit 99.1

Contact:	Dennis Story Chief Financial Officer Manhattan Associates, Inc. 678-597-7115 dstory@manh.com	Will Haraway Senior Manager, Media Relations Manhattan Associates, Inc. 678-597-7466 wharaway@manh.com

Manhattan Associates Reports Record Fourth Quarter and Full Year

2011 Earnings on Strong Revenue Growth

ATLANTA – January 31, 2012 – Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record fourth quarter 2011 non-GAAP adjusted diluted earnings per share of $0.60 compared to $0.38 in the 2010 fourth quarter, on license revenue of $16.6 million and total revenue of $83.5 million. For the quarter, license revenue increased 31% and total revenue increased 17% versus the prior year. GAAP diluted earnings per share were a record $0.50 compared to $0.29 in the prior year fourth quarter.

For the year ended December 31, 2011, non-GAAP adjusted diluted earnings per share were a record $2.32 compared to $1.58 for the full year 2010, and GAAP diluted earnings per share were a record $2.09 compared to $1.25 in the prior year. For the twelve months ended December 31, 2011, the Company recorded total revenue of $329.3 million, an increase of 11%, compared to 2010 full year revenue.

Manhattan Associates President and CEO Pete Sinisgalli commented, “We are quite pleased with the market’s reception for our full complement of platform-based supply chain solutions. Our results reflect our customers’ support for leveraging common technology, data and workflows to improve performance and lower total cost of ownership across their supply chains.”

FOURTH QUARTER 2011 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, were a record $0.60 in the fourth quarter of 2011, compared to $0.38 in the fourth quarter of 2010.

•	The Company reported record GAAP diluted earnings per share of $0.50 in the fourth quarter of 2011, compared to $0.29 in the fourth quarter of 2010.

•

Consolidated total revenue for the fourth quarter of 2011 was $83.5 million, compared to $71.5 million in the fourth quarter of 2010. License revenue was $16.6 million in the fourth quarter of 2011, compared to $12.7 million in the fourth quarter of 2010.

•	Adjusted operating income, a non-GAAP measure, was $19.3 million in the fourth quarter of 2011, compared to $12.0 million in the fourth quarter of 2010.

•	GAAP operating income for the fourth quarter of 2011 was $16.2 million, compared to $8.8 million in the fourth quarter of 2010.

•

Cash flow from operations was $14.8 million in the fourth quarter of 2011, compared to $14.6 million in the fourth quarter of 2010. Days Sales Outstanding were 62 days at December 31, 2011, compared to 61 days at September 30, 2011.

•	Cash and investments on-hand at December 31, 2011 was $99.1 million, compared to $101.7 million at September 30, 2011.

•

The Company repurchased approximately 0.9 million common shares under the share repurchase program authorized by the Board of Directors, totaling $37.4 million in the fourth quarter of 2011. In January 2012, the Board of Directors approved raising the Company's remaining share repurchase authority to an aggregate of $50.0 million of Manhattan Associates’ outstanding common stock.

FULL YEAR FINANCIAL SUMMARY:

•

Adjusted diluted earnings per share, a non-GAAP measure, were a record $2.32 for the twelve months ended December 31, 2011, compared to $1.58 for the twelve months ended December 31, 2010. Results for the twelve months ended December 31, 2011 include a $2.0 million tax benefit, or $0.09 per share, resulting from the reduction of a valuation allowance associated with a change in India tax law. The change eliminates the tax holiday for India companies under the STPI (Software Technology Park of India) tax plan.

•

GAAP diluted earnings per share for the twelve months ended December 31, 2011 were a record $2.09, compared to $1.25 for the twelve months ended December 31, 2010. Results for the twelve months ended December 31, 2011 include a positive impact of $0.12 per share for the recovery of an auction rate security investment, which had been impaired in a prior period, and a $2.0 million tax benefit, or $0.09 per share, resulting from the reduction of a valuation allowance associated with a change in India tax law mentioned above. The prior year results include $0.04 per share of recoveries of previously expensed sales tax associated with expiring sales tax audit statutes.

•

Consolidated total revenue for the twelve months ended December 31, 2011 was $329.3 million, compared to $297.1 million for the twelve months ended December 31, 2010. License revenue was $54.2 million for the twelve months ended December 31, 2011, compared to $54.5 million in the twelve months ended December 31, 2010.

•	Adjusted operating income, a non-GAAP measure, was $70.4 million for the twelve months ended December 31, 2011, compared to $53.4 million for the twelve months ended December 31, 2010.

•

GAAP operating income was $61.4 million for the twelve months ended December 31, 2011, which includes a $2.5 million recovery of an auction rate security investment referred to above, compared to $41.9 million for the twelve months ended December 31, 2010.

•

For the twelve months ended December 31, 2011, the Company repurchased approximately 3.6 million common shares under the share repurchase program authorized by the Board of Directors, for a total investment of $130.7 million.

SALES ACHIEVEMENTS:

•

Closing five contracts of $1.0 million or more in recognized license revenue during the quarter, for a total of 13 contracts of $1.0 million or more in recognized license revenue for the full year 2011.

•

Completing software license wins with new customers such as: Ahold USA, Inc.; Alliant Techsystems, Inc.; Charming Shoppes of Delaware, Inc.; Freight Mark Sdn Bhd; Jeanswest Corporation Pty Ltd; Karmaloop, Inc.; Pitt-Ohio, Inc.; Schneider Electric Industries; Shanghai RongChen Boshiwa Group Co., Ltd; Société Coopérative d’approvisionnement Rhone Alpes (E. Leclerc); Stella & DOT LLC; S.F. Express (Group) Co., Ltd.; and The Container Store.

•

Expanding partnerships with existing customers such as: A.N. Deringer, Inc.; Belk, Inc.; Brown Shoe Company, Inc.; BuBuGao; Chanel; Coach, Inc.; Fasteners for Retail; GSI Commerce Solutions, Inc.; Heineken Enterprise SAS; Holiday Classic; Jack Link’s Beef Jerky; Legrand North America, Inc.; Leisure Arts, Inc.; MARR Russia; Mulberry Group Plc; MWI Veterinary Supply Co.; LeSaint Logistics (fka IMC Logistics); Northern Tool & Equipment Co., Inc.; Performance Team Freight Systems, Inc.; PETCO Animal Supplies Stores, Inc.; Simplehuman LLC; Sara Lee Corporation; Southern Wine & Spirits of America, Inc.; Speed Global Services; and The Jones Group.

2012 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2012. A full reconciliation of GAAP to non-GAAP diluted earnings per share is included in the supplemental attachments to this release.

	September 30,	September 30,	September 30,	September 30,
	Guidance Range - 2012 Full year
($’s in millions, except EPS)	$ Range		% Growth range

Total revenue	$363	$370	10%	12%

Diluted earnings per share (EPS):
Adjusted EPS(1)	$2.50	$2.55	8%	10%
GAAP EPS	$2.22	$2.27	6%	9%

(1)	Adjusted EPS is Non-GAAP

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. These statements are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning March 15, 2012, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2012 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of April 2012.

CONFERENCE CALL

The Company’s conference call regarding its fourth quarter and full year 2011 financial results will be held at 4:30 p.m. Eastern Time on Tuesday January 31, 2012. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 40599389 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet broadcast will be available until Manhattan Associates’ first quarter 2012 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative for – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and year ended December 31, 2011.

The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof; the recapture of previously recognized sales tax expense; equity-based compensation; and asset impairment charges and related reversals – all net of income tax effects and unusual tax adjustments. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES, INC.

Manhattan Associates continues to deliver on its 22-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The Company's supply chain innovations include: Manhattan SCOPE®, a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release includes the information set forth under “2012 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
	(unaudited)
Revenue:
Software license	$16,567	$12,666	$54,241	$54,450
Services	60,612	52,023	244,058	213,750
Hardware and other	6,360	6,824	30,954	28,917

Total revenue	83,539	71,513	329,253	297,117

Costs and expenses:
Cost of license	2,547	1,541	6,806	6,172
Cost of services	27,036	25,145	107,510	98,776
Cost of hardware and other	5,333	5,478	24,785	23,844
Research and development	10,436	9,868	42,372	40,508
Sales and marketing	10,170	9,832	43,944	42,702
General and administrative	10,452	8,668	37,708	34,027
Depreciation and amortization	1,362	2,166	7,284	9,161
Recovery of previously impaired investment	—	—	(2,519)	—

Total costs and expenses	67,336	62,698	267,890	255,190

Operating income	16,203	8,815	61,363	41,927
Other income (loss), net	650	239	1,864	(143)

Income before income taxes	16,853	9,054	63,227	41,784
Income tax provision	6,328	2,609	18,320	13,723

Net income	$10,525	$6,445	$44,907	$28,061

Basic earnings per share	$0.53	$0.31	$2.20	$1.31
Diluted earnings per share	$0.50	$0.29	$2.09	$1.25

Weighted average number of shares:
Basic	19,941	21,078	20,455	21,497
Diluted	20,923	22,350	21,492	22,450

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

RECONCILIATION OF SELECTED GAAP TO NON-GAAP MEASURES

(in thousands, except per share amounts)

	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010

Operating income	$16,203	$8,815	$61,363	$41,927
Equity-based compensation (a)	3,055	2,713	10,372	10,420
Purchase amortization (b)	2	439	1,172	2,287
Recovery of previously impaired investment (c)	—	—	(2,519)	—
Sales tax recoveries (d)	—	—	—	(1,212)

Adjusted operating income (Non-GAAP)	$19,260	$11,967	$70,388	$53,422

Income tax provision	$6,328	$2,609	$18,320	$13,723
Equity-based compensation (a)	1,075	955	3,526	3,614
Purchase amortization (b)	6	155	398	793
Sales tax recoveries (d)	—	(2)	—	(420)
Unusual tax adjustments (e)	11	80	238	209

Adjusted income tax provision (Non-GAAP)	$7,420	$3,797	$22,482	$17,919

Net income	$10,525	$6,445	$44,907	$28,061
Equity-based compensation (a)	1,980	1,758	6,846	6,806
Purchase amortization (b)	(4)	284	774	1,494
Recovery of previously impaired investment (c)	—	—	(2,519)	—
Sales tax recoveries (d)	—	2	—	(792)
Unusual tax adjustments (e)	(11)	(80)	(238)	(209)

Adjusted net income (Non-GAAP)	$12,490	$8,409	$49,770	$35,360

Diluted EPS	$0.50	$0.29	$2.09	$1.25
Equity-based compensation (a)	0.09	0.08	0.32	0.30
Purchase amortization (b)	—	0.01	0.04	0.07
Recovery of previously impaired investment (c)	—	—	(0.12)	—
Sales tax recoveries (d)	—	—	—	(0.04)
Unusual tax adjustments (e)	—	—	(0.01)	(0.01)

Adjusted diluted EPS (Non-GAAP)	$0.60	$0.38	$2.32	$1.58

Fully diluted shares	20,923	22,350	21,492	22,450

(a)	Beginning in 2011, to be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and twelve months ended December 31, 2011 and 2010:

	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Cost of services	$290	$333	$1,367	$1,403
Research and development	410	381	1,583	1,558
Sales and marketing	812	725	2,545	2,881
General and administrative	1,543	1,274	4,877	4,578

Total equity-based compensation	$3,055	$2,713	$10,372	$10,420

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

(c)	During the quarter ended September 30, 2008, we recorded an impairment charge of $3.5 million on an investment in an auction rate security. We reduced the carrying value to zero due to credit downgrades of the underlying issuer and the bond insurer as well as increasing publicly reported exposure to bankruptcy risk by the issuer. During the quarter ended September 30, 2011, we were able to sell the auction rate security recovering 72%, or $2.5 million, of our original investment. We previously excluded the asset impairment charge recorded in 2008 to write down the value of the auction rate security because we typically invest our treasury funds in cash, cash equivalents or other liquid investments, not illiquid, high risk securities. We believed the write-down in value of the auction rate security was due to unusual changes in the characteristics of the auction rate security since our initial investment in it, including failed auctions and default risk for a municipal obligor. Consistent with our prior exclusion of the charge, we have excluded the current period’s reversal of the charge from adjusted non-GAAP results because it is not indicative of ongoing operating performance.

(d)	Adjustment represents recoveries of previously recorded state sales tax resulting primarily from the expiration of the sales tax audit statutes in certain states. Because we have recognized the full potential amount of the sales tax expense in prior periods, any recovery of that expense resulting from the expiration of the statutes or the collection of tax from our customers would overstate the current period net income derived from our core operations as the recovery is not a result of any event occurring within our control during the current period. Thus, we have excluded these recoveries from adjusted non-GAAP results.

(e)	Adjustments represent tax benefit from disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry. Therefore, we also excluded the related tax benefit generated upon their disposition.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	September 30,	September 30,
	December 31, 2011	December 31, 2010
	(unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$92,180	$120,744
Short term investments	6,079	4,414
Accounts receivable, net of allowance of $4,816 and $5,711 in 2011 and 2010, respectively	56,264	47,419
Deferred income taxes	7,599	7,214
Income taxes receivable	4,859	2,446
Prepaid expenses and other current assets	7,533	6,743

Total current assets	174,514	188,980
Property and equipment, net	13,321	14,833
Long-term investments	855	1,711
Goodwill, net	62,261	62,265
Acquisition-related intangible assets, net	14	1,186
Deferred income taxes	5,696	8,816
Other assets	2,939	2,673

Total assets	$259,600	$280,464

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$8,090	$7,745
Accrued compensation and benefits	16,503	19,807
Accrued and other liabilities	13,648	13,856
Deferred revenue	49,882	44,974

Total current liabilities	88,123	86,382

Other non-current liabilities	9,397	10,282

Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2011 or 2010	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 20,415,946 and 21,729,789 shares issued and outstanding at December 31, 2011 and 2010, respectively	204	217
Additional paid-in capital	—	487
Retained earnings	166,989	184,152
Accumulated other comprehensive loss	(5,113)	(1,056)

Total shareholders’ equity	162,080	183,800

Total liabilities and shareholders’ equity	$259,600	$280,464

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	September 30,	September 30,
	Year Ended December 31,
	2011	2010
	(unaudited)
Operating activities:
Net income	$44,907	$28,061
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,284	9,161
Recovery of previously impaired investment	(2,519)	—
Equity-based compensation	10,372	10,420
Loss (gain) on disposal of equipment	25	(4)
Tax benefit of stock awards exercised/vested	7,481	2,207
Excess tax benefits from equity-based compensation	(2,474)	(475)
Deferred income taxes	2,409	(463)
Unrealized foreign currency (gain) loss	(189)	210
Changes in operating assets and liabilities:
Accounts receivable, net	(8,994)	(9,454)
Other assets	(1,332)	(2,661)
Accounts payable, accrued and other liabilities	(3,537)	8,271
Income taxes	(2,514)	(2,934)
Deferred revenue	4,905	7,633

Net cash provided by operating activities	55,824	49,972

Investing activities:
Purchase of property and equipment	(5,074)	(5,871)
Net maturities (purchases) of investments	465	(3,011)

Net cash used in investing activities	(4,609)	(8,882)

Financing activities:
Purchase of common stock	(133,144)	(77,704)
Proceeds from stock options exercised	52,721	36,368
Excess tax benefits from equity-based compensation	2,474	475

Net cash used in financing activities	(77,949)	(40,861)

Foreign currency impact on cash	(1,830)	298

Net change in cash and cash equivalents	(28,564)	527
Cash and cash equivalents at beginning of period	120,744	120,217

Cash and cash equivalents at end of period	$92,180	$120,744

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
GAAP Diluted EPS	$0.32	$0.36	$0.28	$0.29	$1.25	$0.32	$0.57	$0.70	$0.50	$2.09
Adjustments to GAAP:
Equity-based compensation	0.08	0.07	0.08	0.08	0.30	0.07	0.07	0.08	0.09	0.32
Purchase amortization	0.02	0.02	0.02	0.01	0.07	0.01	0.01	0.01	—	0.04
Recovery of previously impaired investment	—	—	—	—	—	—	—	(0.12)	—	(0.12)
Sales tax recoveries	(0.01)	(0.02)	—	—	(0.04)	—	—	—	—	—
Unusual tax adjustments	—	(0.01)	—	—	(0.01)	—	—	(0.01)	—	(0.01)

Adjusted Diluted EPS	$0.40	$0.42	$0.38	$0.38	$1.58	$0.41	$0.65	$0.67	$0.60	$2.32

2.	Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Revenue:
Americas	$61,889	$64,875	$62,555	$59,631	$248,950	$60,185	$72,634	$70,663	$69,377	$272,859
EMEA	7,989	8,587	8,266	7,324	32,166	8,336	11,075	10,041	8,843	38,295
APAC	4,071	4,179	3,193	4,558	16,001	3,189	4,693	4,898	5,319	18,099

	$73,949	$77,641	$74,014	$71,513	$297,117	$71,710	$88,402	$85,602	$83,539	$329,253

GAAP Operating Income (Loss):
Americas	$10,333	$9,836	$8,121	$7,578	$35,868	$7,087	$15,749	$17,183	$13,531	$53,550
EMEA	418	1,530	1,214	523	3,685	909	1,963	1,334	1,033	5,239
APAC	732	651	277	714	2,374	(443)	501	877	1,639	2,574

	$11,483	$12,017	$9,612	$8,815	$41,927	$7,553	$18,213	$19,394	$16,203	$61,363

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,585	$2,502	$2,620	$2,713	$10,420	$2,409	$2,405	$2,503	$3,055	$10,372
Purchase amortization	638	639	571	439	2,287	439	438	293	2	1,172
Recovery of previously impaired investment	—	—	—	—	—	—	—	(2,519)	—	(2,519)
Sales tax recoveries	(420)	(792)	—	—	(1,212)	—	—	—	—	—

	$2,803	$2,349	$3,191	$3,152	$11,495	$2,848	$2,843	$277	$3,057	$9,025

Adjusted non-GAAP Operating Income (Loss):
Americas	$13,136	$12,185	$11,312	$10,730	$47,363	$9,935	$18,592	$17,460	$16,588	$62,575
EMEA	418	1,530	1,214	523	3,685	909	1,963	1,334	1,033	5,239
APAC	732	651	277	714	2,374	(443)	501	877	1,639	2,574

	$14,286	$14,366	$12,803	$11,967	$53,422	$10,401	$21,056	$19,671	$19,260	$70,388

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	xxxxxxx	xxxxxxx	xxxxxxx	xxxxxxx	xxxxxxx	xxxxxxx	xxxxxxx	xxxxxxx	xxxxxxx	xxxxxxx
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Professional services	$33,960	$34,349	$33,349	$30,213	$131,871	$35,184	$42,150	$41,403	$38,057	$156,794
Customer support and software enhancements	19,501	20,431	20,137	21,810	81,879	20,894	21,624	22,191	22,555	87,264

Total services revenue	$53,461	$54,780	$53,486	$52,023	$213,750	$56,078	$63,774	$63,594	$60,612	$244,058

4.	Hardware and other revenue includes the following items (in thousands):

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Hardware revenue	$4,518	$5,053	$5,763	$4,612	$19,946	$5,504	$5,540	$5,597	$3,895	$20,536
Billed travel	1,763	2,323	2,673	2,212	8,971	2,366	2,741	2,846	2,465	10,418

Total hardware and other revenue	$6,281	$7,376	$8,436	$6,824	$28,917	$7,870	$8,281	$8,443	$6,360	$30,954

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Revenue	$1,053	$(72)	$(548)	$(217)	$216	$282	$1,743	$1,140	$110	$3,275
Costs and expenses	1,346	235	(262)	(26)	1,293	386	1,513	1,038	(668)	2,269

Operating income	(293)	(307)	(286)	(191)	(1,077)	(104)	230	102	778	1,006
Foreign currency gains (losses) in other income	(415)	187	(436)	—	(664)	(207)	77	575	367	812

	$(708)	$(120)	$(722)	$(191)	$(1,741)	$(311)	$307	$677	$1,145	$1,818

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating income	$(395)	$(340)	$(180)	$(181)	$(1,096)	$(53)	$(82)	$(76)	$727	$516
Foreign currency gains (losses) in other income	(289)	246	(302)	64	(281)	(112)	53	653	638	1,232

Total impact of changes in the Indian Rupee	$(684)	$(94)	$(482)	$(117)	$(1,377)	$(165)	$(29)	$577	$1,365	$1,748

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

6.	Other (expense) income includes the following components (in thousands):

	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Interest income	$80	$109	$252	$195	$636	$225	$269	$298	$280	$1,072
Foreign currency (losses) gains	(415)	187	(436)	—	(664)	(207)	77	575	367	812
Other non-operating (expense) income	(163)	8	(4)	44	(115)	—	(12)	(11)	3	(20)

Total other (expense) income	$(498)	$304	$(188)	$239	$(143)	$18	$334	$862	$650	$1,864

7.	Effective Tax Rate Reconciliation for GAAP and Adjusted Results (in thousands except tax rate and per share data):

	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX
	Three Months Ended December 31, 2011					Twelve Months Ended December 31, 2011
	Income before income taxes	Income tax provision	Net income	Diluted EPS	Effective Tax Rate	Income before income taxes	Income tax provision	Net income	Diluted EPS	Effective Tax Rate

GAAP results before investment recovery and tax adjustments	$16,853	$5,950	$10,903	$0.52	35.3%	$60,708	$20,642	$40,066	$1.86	34.0%
Recovery of previously impaired investment (a)	—	—	—	—		2,519	—	2,519	0.12
Provision to return adjustments (b)	—	—	—	—		—	272	(272)	(0.01)
Income tax reserve adjustments (c)	—	547	(547)	(0.03)		—	(173)	173	0.01
Release of India valuation allowance (d)	—	—	—	—		—	(2,025)	2,025	0.09
Disqualifying dispositions of incentive stock options (e)	—	(11)	11	—		—	(238)	238	0.01
Adjustment for change in state deferred tax rate (f)	—	(158)	158	0.01		—	(158)	158	0.01

GAAP results- reported	$16,853	$6,328	$10,525	$0.50	37.6%	$63,227	$18,320	$44,907	$2.09	29.0%

Adjusted results before tax adjustments	$19,910	$7,031	$12,879	$0.62	35.3%	$72,252	$24,566	$47,686	$2.22	34.0%
Provision to return adjustments (b)	—	—	—	—		—	272	(272)	(0.01)
Income tax reserve adjustments (c)	—	547	(547)	(0.03)		—	(173)	173	0.01
Release of India valuation allowance (d)	—	—	—	—		—	(2,025)	2,025	0.09
Adjustment for change in state deferred tax rate (f)	—	(158)	158	0.01		—	(158)	158	0.01

Adjusted results- reported	$19,910	$7,420	$12,490	$0.60	37.3%	$72,252	$22,482	$49,770	$2.32	31.1%

(a)

During the quarter ended September 30, 2008, we recorded an impairment charge of $3.5 million on an investment in an auction rate security. We reduced the carrying value to zero due to credit downgrades of the underlying issuer and the bond insurer as well as increasing publicly reported exposure to bankruptcy risk by the issuer. During the quarter ended September 30, 2011, we were able to sell the auction rate security recovering 72%, or $2.5 million, of our original investment. We did not record a tax benefit on the original impairment charge because we did not have any future capital gains to offset the loss and therefore do not have tax expense on the reversal of the charge.

(b)	Provision to return adjustments primarily include the true-up of the 2010 tax provision to the 2010 tax return filed in the third quarter of 2011.

(c)

Adjustments for the quarter ended December 31, 2011 represents the establishment of income tax reserves mainly related to intercompany transactions. The adjustments for the year ended December 31, 2011 represent the release of U.S. federal income tax reserves that were previously expensed partially offset by the establishment of income tax reserves mainly related to intercompany transactions. The release primarily resulted from the expiration of tax audit statues for tax returns filed for 2007 and prior.

(d)

Our subsidiary in India had a tax holiday under Software Technology Park of India Plan through March 2011. Late in the first quarter of 2011, the tax authorities in India announced that the tax holiday would not be extended. This decision eliminated uncertainty as to our ability to realize a tax credit carry-forward and other deferred tax assets. Therefore, we released the corresponding valuation allowance of approximately $2.0 million.

(e)	The adjustment represents a tax benefit from disqualifying dispositions of incentive stock options that were previously expensed.

(f)	Adjustment represents change in state deferred tax rate.

8.	Beginning in 2011, to be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. Historically, our adjusted results did not exclude restricted stock expense. See note 1 above for the other reconciling items between our GAAP and adjusted results. The impact of restricted stock expense on our GAAP and Adjusted Results is as follows (in thousands except per share amounts):

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Cost of services	$38	$40	$42	$42	$162	$81	$79	$84	$81	$325
Sales and marketing	134	149	131	152	566	231	235	244	244	954
Research and development	57	60	65	63	245	117	117	120	120	474
General and administrative	220	206	322	204	952	377	424	432	420	1,653

Total restricted stock expense	$449	$455	$560	$461	$1,925	$806	$855	$880	$865	$3,406
Income tax provision	159	162	199	163	683	280	297	306	301	1,184

Net income	$290	$293	$361	$298	$1,242	$526	$558	$574	$564	$2,222

Diluted earnings per share	$0.01	$0.01	$0.01	$0.01	$0.05	$0.02	$0.02	$0.02	$0.02	$0.09

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Cost of services	$98	$106	$108	$107	$419	$198	$240	$242	$236	$916
Sales and marketing	267	146	254	258	925	378	438	442	449	1,707
Research and development	134	42	125	125	426	206	250	262	269	987
General and administrative	420	395	438	446	1,699	625	673	821	899	3,018

Total restricted stock expense	$919	$689	$925	$936	$3,469	$1,407	$1,601	$1,767	$1,853	$6,628
Income tax provision	308	215	300	382	1,205	485	553	609	652	2,299

Net income	$611	$474	$625	$554	$2,264	$922	$1,048	$1,158	$1,201	$4,329

Diluted earnings per share	$0.03	$0.02	$0.03	$0.02	$0.10	$0.04	$0.05	$0.05	$0.05	$0.19

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

9.	Total equity-based compensation is as follows (in thousands except per share amounts):

	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Stock options	$1,178	$901	$853	$860	$3,792	$512	$487	$486	$518	$2,003
Restricted stock	1,407	1,601	1,767	1,853	6,628	1,897	1,918	2,017	2,537	8,369

Total equity-based compensation	2,585	2,502	2,620	2,713	10,420	2,409	2,405	2,503	3,055	10,372
Income tax provision	892	863	904	955	3,614	807	806	838	1,075	3,526

Net income	$1,693	$1,639	$1,716	$1,758	$6,806	$1,602	$1,599	$1,665	$1,980	$6,846

Diluted earnings per share	$0.08	$0.07	$0.08	$0.08	$0.30	$0.07	$0.07	$0.08	$0.09	$0.32

Diluted earnings per share—stock options	$0.03	$0.03	$0.03	$0.02	$0.11	$0.02	$0.01	$0.02	$0.02	$0.06
Diluted earnings per share—restricted stock	$0.04	$0.05	$0.05	$0.05	$0.19	$0.06	$0.06	$0.06	$0.08	$0.26

10.	Capital expenditures are as follows (in thousands):

	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Capital expenditures	$1,177	$1,529	$1,625	$1,540	$5,871	$1,338	$658	$1,676	$1,402	$5,074

11.	Stock Repurchase Activity (in thousands):

	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX
	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Shares purchased under publicly-announced buy-back program	595	869	573	680	2,717	826	1,079	845	857	3,607
Shares withheld for taxes due upon vesting of restricted stock	39	3	3	4	49	65	4	4	5	78

Total shares purchased	634	872	576	684	2,766	891	1,083	849	862	3,685

Total cash paid for shares purchased under publicly-announced buy-back program	$15,000	$25,000	$15,446	$21,023	$76,469	$25,621	$38,286	$29,414	$37,390	$130,711
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	938	84	94	119	1,235	1,960	129	159	185	2,433

Total cash paid for shares repurchased	$15,938	$25,084	$15,540	$21,142	$77,704	$27,581	$38,415	$29,573	$37,575	$133,144